Exhibit 99.1
The following press release was distributed by Tecumseh Products Company on May 8, 2009.

1136 Oak Valley Drive Ann Arbor, Michigan 48108 www.tecumseh.com

FOR IMMEDIATE RELEASE
Contact:
Teresa Hess
Director, Investor Relations
Tecumseh Products Company
734-585-9507
Tecumseh Products Company Announces Changes to Nominees for its Board of
Directors
ANN ARBOR, Mich., May 8, 2009 — Tecumseh Products Company (NASDAQ: TECUA, TECUB), a leading global manufacturer of compressors and related products, today announced changes to its slate of director nominees for its upcoming 2009 annual meeting of shareholders.
As previously disclosed, on April 28, 2009, William E. Redmond, Jr. requested that the Company withdraw him from the Company’s slate of nominees for election as directors at the 2009 annual meeting of shareholders. Mr. Redmond advised the Company that he reached this decision based on his determination that he could no longer make the time commitment necessary to serve as a director of the Company. In addition to his roles of President, Chief Executive Officer and director of GenTek Inc., and President of GT Technologies, a wholly-owned subsidiary of GenTek Inc., Mr. Redmond also serves currently as the chairman of the restructuring committee of Eddie Bauer Holdings Inc. In addition, in March 2009, Mr. Redmond joined the board of Mark IV Industries, a privately held diversified manufacturing company. Given the time commitments necessary to fulfill his responsibilities at GenTek, GT Technologies, Eddie Bauer Holdings and Mark IV Industries, Mr. Redmond asked the Company to withdraw him from its slate of director nominees.
On May 8, 2009, Tecumseh’s board of directors approved the nomination of Mr. William Barker to replace Mr. Redmond on the Company’s slate of candidates. Mr. Kent Herrick and Mr. Steven Lebowski, who are running as part of a competing slate of directors, voted against the nomination. Mr. Barker’s nomination was recommended to the board by its independent Governance and Nominating Committee, after it had updated its prior review of potential nominees and considered possible replacement candidates. Mr. Barker had been identified as a replacement candidate through a process involving Korn/Ferry International, the world’s largest executive recruiting firm, along with the other new nominees to the Company’s board.
Mr. Barker served from 2005 until February 2009 as the Group Director, Beverage Cans, of Rexam PLC, a global consumer packaging company and beverage can-maker with annual revenues of $6.9 billion. Mr. Barker joined Rexam in 2001, and served as President & CEO of Rexam Beverage Cans Americas through 2004. Prior to joining Rexam, Mr. Barker was President, Textron Fastening System, for Textron Inc., a multi-industry Fortune 500 company with $14.2 billion in annual revenues. Mr. Barker also served on the board of Rexam until his departure in January of this year.

Ed Buker, Chairman, President and CEO of Tecumseh said, “We respect Mr. Redmond’s decision to pursue other commitments, and wish him success in his endeavors. We are extremely pleased that a high-caliber candidate such as Mr. Barker has consented to lend his considerable expertise in large global manufacturing operations to our board. As with our other nominees, I believe he can bring real value to the Company and its management team, as we execute on our strategic plan in these challenging economic times.”
About Tecumseh Products Company
Tecumseh Products Company is a full-line independent global manufacturer of hermetically sealed compressors for residential and commercial refrigerators, freezers, water coolers, dehumidifiers, window air conditioning units and residential and commercial central system air conditioners and heat pumps.
Press releases and other investor information can be accessed via the Investor Relations section of Tecumseh Products Company’s Internet web site at http://www.tecumseh.com.
Cautionary Statements Relating to Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor provisions created by that Act. In addition, forward-looking statements may be made orally in the future by or on behalf of the Company. Forward-looking statements can be identified by the use of terms such as “expects,” “should,” “may,” “believes,” “anticipates,” “will,” and other future tense and forward-looking terminology.
Readers are cautioned that actual results may differ materially from those projected as a result of certain risks and uncertainties, including, but not limited to, i) unfavorable changes in macro-economic conditions and the condition of credit markets, which may magnify other risk factors; ii) the success of our ongoing effort to bring costs in line with projected production levels and product mix; iii) financial market changes, including fluctuations in foreign currency exchange rates and interest rates; iv) availability and cost of materials, particularly commodities, including steel and copper, whose cost can be subject to significant variation; v) actions of competitors; vi) our ability to maintain adequate liquidity in total and within each foreign operation; vii) the effect of terrorist activity and armed conflict; viii) economic trend factors such as housing starts; ix) the ultimate cost of resolving environmental and legal matters, including any liabilities resulting from the regulatory antitrust investigations commenced by the United States Department of Justice Antitrust Division, the Secretariat of Economic Law of the Ministry of Justice of Brazil or the European Commission, any of which could preclude commercialization of products or adversely affect profitability and/or civil litigation related to such investigations; x) emerging governmental regulations; xi) the ultimate cost of resolving environmental and legal matters; xii) our ability to profitably develop, manufacture and sell both new and existing products; xiii) the extent of any business disruption that may result from the restructuring and realignment of our manufacturing operations or system implementations, the ultimate cost of those initiatives and the amount of savings actually realized; xiv) the extent of any business disruption caused by work stoppages initiated by organized labor unions; xv) potential political and economic adversities that could adversely affect anticipated sales and production in Brazil; xvi) potential political and economic adversities that could adversely affect anticipated sales and production in India, including potential military conflict with neighboring countries; xvii) increased or unexpected warranty claims; and xviii) the ongoing financial health of major customers. These forward-looking statements are made only as of the date of this release, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

ON MARCH 27, 2009, TECUMSEH PRODUCTS COMPANY FILED A PRELIMINARY PROXY STATEMENT/PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”). BEFORE SOLICITING PROXIES, WE WILL PROVIDE SHAREHOLDERS WITH A DEFINITIVE PROXY STATEMENT/PROSPECTUS CONTAINING INFORMATION ABOUT THE COMPANY AND CERTAIN PROPOSALS TO BE PRESENTED TO A VOTE OF SHAREHOLDERS AT ITS 2009 ANNUAL MEETING. WE ADVISE SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS MAY OBTAIN FREE COPIES OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (WHEN IT IS AVAILABLE) AND OTHER DOCUMENTS WE FILE WITH THE SEC AT THE SEC’S WEBSITE AT WWW.SEC.GOV. THEY MAY ALSO ACCESS A COPY OF OUR DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT IS AVAILABLE BY ACCESSING WWW.TECUMSEH.COM. IN ADDITION, SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT IS AVAILABLE BY CONTACTING GEORGESON INC. TOLL FREE AT (866) 203-1198 (BANKS AND BROKERS CALL (212) 440-9800).
TECUMSEH PRODUCTS COMPANY, OUR DIRECTORS, DIRECTOR NOMINEES AND SOME OF OUR EXECUTIVE OFFICERS WILL BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING. INFORMATION ABOUT OUR DIRECTORS, DIRECTOR NOMINEES AND SOME OF OUR EXECUTIVE OFFICERS WILL BE CONTAINED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS. INFORMATION ABOUT THE PARTICIPANTS’ DIRECT OR INDIRECT INTERESTS IN THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING WILL BE CONTAINED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REFERRED TO ABOVE.
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